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                          UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549


                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934



                Date of report:  January 21, 1999

                    REALTY INCOME CORPORATION
                    -------------------------
      (Exact name of registrant as specified in its charter)


   Maryland               1-13318                 33-0580106
   --------               -------                 ----------
  (State of      (Commission File Number)       (IRS Employer
Incorporation)                               Identification No.)


        220 West Crest Street, Escondido, California 92025
       (Address of principal executive offices) (Zip Code)


                       (760) 741-740-2111
                       ------------------
       (Registrant's telephone number, including area code)


                               None
                               ----
   (former name or former address, if changed since last report)







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Item 5.   Other Events.
          ------------

          Realty Income Corporation (the "Company") is filing this Current Report on Form 8-K in connection with the issuance of $20,000,000 principal amount of 8% Notes due January 15, 2009 (the "Notes"), pursuant to the shelf registration statement on Form S-3 under the Securities Act of 1933, as amended (the "1933 Act"), filed with the Securities and Exchange Commission (the "Commission") on August 25, 1997 (File No. 333-34311), as amended by Amendment No. 1 filed with the Commission on September 16, 1997 (as so amended, the "Registration Statement"). The exhibits listed below are being listed herewith in lieu of filing them as an exhibit to the Registration Statement, and, since this form is incorporated by reference in the Registration Statement, such exhibits are set forth in full in the Registration Statement.

Item 7.   Exhibits.
          --------

1.1       Purchase Agreement, dated January 15, 1999, between
          Donaldson, Lufkin & Jenrette Securities Corporation
          (as Representative of the Underwriter named on Schedule A thereto), and the Company.

4.1 Form of Indenture dated as of October 28, 1998 between the Company and The Bank of New York (filed as an exhibit to Realty Income's Form 8-K, filed on October 28, 1998 and incorporated herein by reference).

4.2       Pricing Committee Resolutions and Form of 8% Note due
          2009.

5.1       Opinion of Latham & Watkins.

5.2       Opinion of Ballard Spahr Andrews and Ingersoll

23.1 Consent of Latham & Watkins (contained in the opinion filed as Exhibit 5.1 hereto).

23.2      Consent of Ballard Spahr Andrews & Ingersoll
          (contained in the opinion filed as Exhibit 5.2 hereto).









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                            SIGNATURE

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 21, 1999
                             REALTY INCOME CORPORATION



                         By:   /s/ Michael R. Pfeiffer, Esq.
                               -----------------------------
                               Name:   Michael R. Pfeiffer, Esq.
                               Title:  Senior Vice President,
                                       General Counsel and
                                       Secretary




































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                          EXHIBIT INDEX


Exhibit No.   Description
----------    -----------

1.1 Purchase Agreement, dated January 15, 1999, between Donaldson, Lufkin & Jenrette Securities Corporation (as Representative of the Underwriter named on Schedule A thereto), and the Company.

4.1 Form of Indenture dated as of October 28, 1998 between the Company and The Bank of New York (filed as an exhibit to Realty Income's Form 8-K, filed on October 28, 1998 and incorporated herein by reference).

4.2 Pricing Committee Resolutions and Form of 8% Note due 2009.

5.1           Opinion of Latham & Watkins.

5.2           Opinion of Ballard Spahr Andrews and Ingersoll

23.1 Consent of Latham & Watkins (contained in the opinion filed as Exhibit 5.1 hereto).

23.2          Consent of Ballard Spahr Andrews & Ingersoll
              (contained in the opinion filed as Exhibit 5.2 hereto).




















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